UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 15, 2004

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THE RICEX COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	0-24285	68-0412200
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1241 Hawk's Flight Court
El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (916) 933-3000

Item 5.    Other Events.

        On June 15, 2004, The RiceX Company (the “Company”) issued a press release announcing that Terrence Barber has been appointed as the Company’s new Chief Executive Officer. This press release is attached hereto as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document

99.1	Press Release Issued by The RiceX Company on June 15, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RICEX COMPANY
By: /s/ Daniel L. McPeak Sr.
Date: June 16, 2004	Daniel L. McPeak Sr.
Chairman of the Board

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